GUGGENHEIM FUNDS TRUST

SBL FUND

Supplement dated March 3, 2014

to the Currently Effective Prospectuses and Statements of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses and Statements of Additional Information for Guggenheim Funds Trust and SBL Fund and should be read in conjunction with the Prospectuses and SAIs.

Effective on or about March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of each series (each, a “Fund” and collectively, the “Funds”) of Guggenheim Funds Trust and SBL Fund (collectively, the “Companies”) will be consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD will serve as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Companies, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

Upon the completion of the consolidation, all references to “Guggenheim Distributors, LLC” in the Funds’ Prospectuses and SAIs are replaced with “Guggenheim Funds Distributors, LLC.” All other information remains the same.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GUG-SUP-0314